VOTING TRUST AGREEMENT


      THIS VOTING TRUST AGREEMENT (the "Agreement") is made as of the
  ______ day of April, 1996, by and among the individuals Ken Wolf and Exchange Place Capital Partners, LLC, a Utah Limited Liability Company (individually, a "Shareholder" and collectively, the "Shareholders") and Dean Becker and his successors as Voting Trustee (being referred to in this Agreement as "Voting Trustee").

                     RECITALS:

      A. Shareholders are the owners and holders of the shares of voting common stock of Sage Resources, Inc., ("Company"). The share certificates listed on Exhibit A are referred to in this Agreement as the "Certificates" and the shares represented thereby as the "Shares".

      B. Shareholders deem it advisable and in the best interests of Shareholders and Company to enter into this Agreement.

      C. Voting Trustee has consented to act pursuant to this Agreement for the purposes herein provided.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Deposit of Shares. Simultaneously with the execution of this Agreement, each Shareholder shall transfer to and deposit with Voting Trustee, as Voting Trustee, the Certificates owned by such Shareholder. Voting Trustee shall surrender the Certificates to Company, and Company shall issue and register therefor new certificates as follows: "Dean Becker, solely as the VOTING TRUSTEE for [Shareholder] pursuant to a Voting Trust Agreement, dated as of April 18, 1996". Voting Trustee shall thereupon ssue and deliver to each Shareholder a Voting Trust Certificate in the form attached hereto as Exhibit B for the Shares of such Shareholder deposited with Voting Trustee.

      2. Rights of Shareholders. Each Shareholder shall have all rights, privileges, and benefits as a shareholder of the Company, except the right to vote the Shares. Voting Trustee shall have no beneficial ownership interest in the Shares, except for the right as Voting Trustee to vote such Shares subject to the terms and conditions of this Agreement. All Shares shall be voted taking into account stock splits, stock dividends or similar corporate activity.

      3. Distributions on Shares. Each Shareholder hereby authorizes Company, and Voting Trustee hereby consents to: (a) the payment by Company directly to the Shareholders of all payments or other distributions with respect to the Shares (other than payments or distributions of capital stock on the Shares, which distributions will be subject to the terms of this Agreement) and (b) the furnishing by Company directly to the Shareholders of all notices to shareholders of Company.

      4. Voting Trustee's Right to Vote. Subject to the terms and conditions of this Agreement, Voting Trustee shall have the exclusive rights with respect to the Shares to:

          (a)    Vote the Shares,

          (b)    Waive notice of meetings, and

          (c)    Give written consents in lieu of voting,

  in person or by proxy, at any meeting of the shareholders of Company for whatever purpose called, in any manner he deems appropriate and in any proceedings, whether at a meeting of the shareholders or otherwise, where the vote or written consent of the shareholders may be required or authorized by law; provided, however, that Voting Trustee shall use his best efforts to notify each Shareholder in advance of taking any such actions, and shall notify each Shareholder of all actions taken by him.

      5. Books and Records. Voting Trustee shall keep and maintain a record of the holders of a beneficial interest in the Voting Trust created by this Agreement, giving the names and addresses of all such holders, and the number and class of the shares in respect to which each such holder has a beneficial interest. Voting Trustee shall deposit a copy of such records and a duplicate original of this Agreement with Company at its known place of business. The copy of this Agreement and the copy of such records so deposited with Company shall be subject to the same right of examination by a shareholder of Company, in person or by agent or attorney, as are the books and records of Company, and such copy of this Agreement and the copy of such records shall be subject to examination by any holder of record of a beneficial interest in the Voting Trust created by this Agreement, either in person or by agent or attorney, at any reasonable time for any proper purpose. This Agreement and the names, addresses, and beneficial share interests reported in this Agreement shall constitute the initial books and records of the Voting Trustee until such time as such names, addresses, or beneficial share interests are changed and notice thereof is given to Voting Trustee, at which time Voting Trustee shall deposit a copy of the amended records with Company.

      6. Transfers. Voting Trust Certificates issued pursuant to this Agreement shall be transferable only on the books of Voting Trustee under such rules as Voting Trustee may make, and Voting Trustee may at all times and for all purposes treat the registered owner of each outstanding Voting Trust Certificate as the sole owner thereof. If the Shares are subject to share transfer restrictions, or shareholder buy-sell agreements or other arrangement, then such restrictions and buy-sell arrangements shall apply in all respects to the Voting Trust Certificates issued pursuant to this Agreement.

      7. Duplicate Voting Trust Certificates. If any Voting Trust Certificate issued pursuant to this Agreement shall be mutilated, destroyed, lost, or stolen, Voting Trustee shall issue a duplicate Voting Trust Certificate, upon evidence of such mutilation destruction, loss, or theft satisfactory to Voting Trustee, together with reasonable indemnity satisfactory to Voting Trustee.

      8. Additional Shares. If a Shareholder receives additional shares of common stock of Company during the term of this Agreement, such stock shall be transferred to Voting Trustee pursuant to Paragraph 1 hereof immediately upon the issuance of such stock, and all such stock shall be subject to the terms and conditions of this Agreement.


      9.    Withdrawal of Shares; Permitted Sales.

          (a) Shares may only be withdrawn from this Voting Trust to effectuate a "Permitted Sale" (as hereinafter defined). Such withdrawal shall be made upon written instructions by a Shareholder to Voting Trustee, accompanied by such other written documentation as Voting Trustee may reasonably request. Shares may be withdrawn only to effectuate a Permitted Sale, and if such sale is not consummated, the Shares shall be redeposited with Voting Trustee.

        (b) During the term of this Agreement, a Shareholder shall be entitled, from time to time, to sell or otherwise dispose of Shares (a "Permitted Sale").

      10. Trustee Compensation. The Voting Trustee shall serve without compensation.

      11. Liability of the Voting Trustee. Neither Voting Trustee nor any successor Voting Trustee shall be liable by reason of any matter or thing in any way arising out of or in relation to this Agreement except for such loss or damage as the Voting Trust Certificate holders may suffer by reason of any matters relating to voting of the Shares due to the willful malfeasance of Voting Trustee. No Voting Trustee acting under this Agreement shall be required to give a bond or other security for the faithful performance of his duties.

      12. No Limitation on Trustee Activities. Nothing in this Agreement shall disqualify Voting Trustee or any successor Voting Trustee from voting for himself to serve or from serving Company or any of its subsidiaries or affiliates as an officer or director or in any other capacity and from voting in favor of receiving compensation for such services. Nothing in this Agreement shall disqualify Voting Trustee or any successor Voting Trustee from dealing or contracting with Company either as a vendor, purchaser, or otherwise, nor shall any transaction or contract be affected or invalidated because any Voting Trustee or successor Voting Trustee or any firm or corporation of which any Voting Trustee or successor Voting Trustee is a member, shareholder, director, officer, or employee is in any way interested in such transaction or contract.

      13. Necessity of Proxy. If at any time, Voting Trustee is temporarily unable to act and perform his duties to vote the Shares over which he has voting power pursuant to this Agreement, such Voting Trustee may appoint another individual, in such Voting Trustee's sole discretion, as his proxy to act in his name and to vote the Shares.

      14.    Successor Voting Trustee.

          (a) Resignation. Voting Trustee shall have the right at any time hereafter to designate a successor Voting Trustee to succeed him, effective upon Voting Trustee's resignation, by notice in writing sent by certified mail to Company and each Shareholder. In the event the successor designated fails to accept the office of Voting Trustee, the resigning Voting Trustee shall again designate a successor pursuant to this Section.

          (b) Death, Incompetency, or Disability. In the event of the death, determination of legal incompetency, or legal disability of Dean Becker,
 Adrian Wilson shall serve as successor Voting Trustee, If any of the foregoing persons are unwilling or become unable to serve as Voting Trustee, then the successor Trustee shall be chosen, from time to time, by the Share-holders from among three (3) nominees proposed by the Board of Directors of Company.

          (c) Qualifications; Power. Any successor to any Voting Trustee shall be an individual and not a corporation, partnership, or other entity. All the rights, powers, and privileges of the Voting Trustee shall be possessed by each successor Voting Trustee.

      15. Term of Agreement. The Term of Agreement is when any additional shares are issued in the company. Shares will be immediately returned to optionor.

      16. Notices. Any notice to or communication with a Shareholder shall be deemed sufficiently given or made if sent by certified mail, addressed to the Shareholder at its address appearing on the books and records of Voting Trustee, and all such notices shall be deemed given when sent. Notices to Voting Trustee or Company shall be sent by certified mail to their respective addresses specified below and shall be deemed given when sent:

      Voting Trustee:        Dean Becker
                             10 Exchange Place Suite 309
                             Salt Lake City, Utah 84111


      Company:        Sage Resources, Inc.
                      ATTN: Ken Wolf
                      2601 Blake Street
                      Denver, Colorado 80205


      17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

      18. Counterparts. This Agreement may be executed in one or more counterparts, each of which is deemed to be an original, and all of which taken together shall constitute but one and the same agreement.

      19. Severability. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void, or unenforceable, only the portions held to be illegal, void, or unenforceable shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement. Any court order striking any portion of this Agreement shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Agreement.

      20. Binding Effects; Benefits. This Agreement shall inure to the benefit of, and be binding upon the parties hereto and their respective successors and permitted assigns.

      21. Waiver, etc. Any provision of this Agreement which may legally be waived may be waived at any time by the party entitled to the benefit thereof. The failure of any of the parties hereto at any time to enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to affect in any way the validity of this Agreement or any provisions hereof or the right of any of the parties hereto thereafter to enforce each and every provision of this Agreement. No waiver of any breach of any of the provisions of this Agreement shall be effective unless made in writing and signed by the parties hereto. No waiver of any such breach shall be construed or deemed to be a waiver of any other or subsequent breach.

      22. Entire Agreement. This Agreement expresses the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be changed or modified except in writing executed by all the parties hereto. Captions appearing in this Agreement are for convenience of reference only and shall not be deemed to explain, limit, or amplify the provisions hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement, as of the day and year first above written.

                      SHAREHOLDERS:

                      Exchange Place Capital Partners, LLC
                      a Utah Limited Liability Company



                      By______________________________________
                      Dean Becker, President

                      Ken Wolf

                      ________________________________________

                      VOTING TRUSTEE:

                      ________________________________________
                        Dean Becker



                     EXHIBIT B

     THIS VOTING TRUST CERTIFICATE AND THE SHARES
       REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
       UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
       "ACT"), AND ARE HELD SUBJECT TO AN AGREEMENT
       DESCRIBED BELOW.  SUCH SHARES MAY NOT BE SOLD,
       ASSIGNED, TRANSFERRED, PLEDGED, OR HYPOTHECATED
       EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE
       VOTING TRUSTEE AND IN COMPLIANCE WITH THE ACT
       AND THE RULES AND REGULATIONS THEREUNDER.

              Voting Trust Certificate

  Number 1                             _____ Shares

      Dean Becker is the voting trustee ("Voting Trustee") of certain shares of Common Stock, no par value (the "Stock"), of Sage Resources, Inc., ("Company"), pursuant to a Voting Trust Agreement, dated as of April 18, 1996, (the "Voting Trust Agreement"), between Voting Trustee and certain individuals and entities identified in the Voting Trust Agreement, including Ken Wolf and Exchange Place Capital Partners, LLC, (the "Shareholder") a copy of the Voting Trust Agreement being on file at the registered office of Company. Voting Trustee has received and is holding
  ____ shares of the Company's Stock for the benefit of Shareholder pursuant to such Voting Trust Agreement. This Certificate and the interest represented hereby is not transferable, except with the prior written consent of Voting Trustee, and then only on the books of Voting Trustee upon surrender of this Certificate properly endorsed subject to all restrictions on transfer of the underlying stock. Any transfer must be accompanied with an opinion of counsel satisfactory to Company and its legal counsel to the effect that the proposed transfer of this Certificate will not violate any applicable federal or state securities laws. The holder of this Certificate takes it subject to all the terms and conditions of the Voting Trust Agreement and by acceptance of this Certificate acknowledges that it is received for investment purposes and not with a view to distribution.

      IN WITNESS WHEREOF, Voting Trustee has signed this Certificate as of ________, 199___.


                          __________________________________________
                          Dean Becker
                          VOTING TRUSTEE